Exhibit 10.10

SIXTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Agreement”) dated as of April 25, 2019 (the “Sixth Amendment Effective Date”) is entered into among VENUS CONCEPT CANADA CORP., an Ontario corporation (“Venus Canada”), VENUS CONCEPT USA INC., a Delaware corporation (“Venus USA” and together with Venus Canada, each a “Borrower” and collectively, the “Borrowers”), VENUS CONCEPT LTD., an Israeli corporation (the “Parent”), the Lenders party hereto and MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Parent, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of October 11, 2016 (as amended by that certain First Amendment to Credit Agreement and Investment Documents dated as of May 25, 2017, that certain Second Amendment to Credit Agreement and Consent Agreement dated as of February 15, 2018, that certain Third Amendment to Credit Agreement and Waiver dated as of August 14, 2018, that certain Fourth Amendment to Credit Agreement dated as of January 11, 2019, that certain Fifth Amendment to Credit Agreement dated as of March 15, 2019, and as further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Credit Agreement be amended to provide for certain modifications of the terms of the Credit Agreement;

WHEREAS, the Lenders are willing to amend the Credit Agreement subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Effective as of the Sixth Amendment Effective Date, Section 8.03(g) of the Credit Agreement is hereby amended by deleting the reference to “$7,500,000” appearing therein and replacing it with “$10,000,000”.

2. Consent. Subject to the other terms and conditions of this Agreement and notwithstanding Section 8.12(d) of the Credit Agreement, the Lenders hereby consent to the amendments to the Permitted Senior Revolving Credit Documents set forth in (a) that certain Second Amendment and Waiver to Amended and Restated Loan Agreement, dated as of the Sixth Amendment Effective Date, by and among the Borrowers and the Permitted Senior Revolving Credit Lender and (b) that certain Second Amended and Restated Revolving Promissory Note, dated as of the Sixth Amendment Effective Date, delivered by the Borrowers in favor of the Permitted Senior Revolving Credit Lender, in each case, attached hereto as Exhibit A. The above consent shall not otherwise modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 8.12(d) of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 2. Nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.12(d) of the Credit Agreement in the future, or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable Law.

3. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of:

(a) counterparts of this Agreement duly executed by the Loan Parties, the Lenders and the Administrative Agent; and

(b) an amendment (or amendment and restatement) to that certain Amended and Restated Intercreditor Agreement, dated as of August 29, 2018, by and between the Administrative Agent and the Permitted Senior Revolving Credit Lender and acknowledged and agreed to by Venus USA, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by Venus USA, for itself and on behalf of each other “Loan Party” (as defined therein), the Permitted Senior Revolving Credit Lender and the Administrative Agent.

4. Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party, (b) that it is responsible for the observance and full performance of all of the Obligations, including without limitation, the repayment of the Loans and (c) that the Credit Agreement and the other Investment Documents shall remain in full force and effect according to their terms, except as expressly modified by this Agreement. Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Law or any of the obligations of the Loan Parties thereunder.

5. Miscellaneous.

(a) This Agreement is a Loan Document.

(b) The Loan Parties hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c) The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d) Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS

VENUS CONCEPT CANADA CORP., an Ontario corporation

/s/ Domenic Serafino
Name: Domenic Serafino
Title: President

VENUS CONCEPT USA INC a Delaware corporation

/s/ Domenic Serafino
Name: Domenic Serafino
Title: Chief Executive Officer

PARENT:

VENUS CONCEPT LTD., an Israeli corporation

/s/ Domenic Serafino
Name: Domenic Serafino
Title: Chief Executive Officer

ADMINISTRATIVE AGENT:

MADRYN HEALTH PARTNERS. LP, a Delaware limited partnership

By: MADRYN HEALTH ADVISORS, LP its General Partner

By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Peter Faroni

Name:	Peter Faroni
Title:	Member

LENDERS:

MADRYN HEALTH PARTNERS, LP. a Delaware limited partnership

By: MADRYN HEALTH ADVISORS, LP its General Partner

By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Peter Faroni

Name:	Peter Faroni
Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER) LP

By: MADRYN HEALTH ADVISORS, LP its General Partner

By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner

By:	/s/ Peter Faroni

Name:	Peter Faroni
Title:	Member